                                                                        10.10(c)

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                              TRANCHE C SUPPLEMENT

                                      among

                           EXTENDED STAY AMERICA, INC.

                                       and

                             VARIOUS TRANCHE C BANKS





                                ----------------

                          Dated as of December 15, 1998

                                ----------------



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

                              TRANCHE C SUPPLEMENT
                                                    DATED:  December 15, 1998


                  Reference is made to the Credit Agreement described in Item 1 of Annex I annexed hereto and made a part hereof (as such Credit Agreement may hereafter be amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex I attached hereto, capitalized terms defined in the Credit Agreement are used herein as therein defined. Extended Stay America, Inc. and each of the undersigned lending institutions (each a "Tranche C Bank") hereby agree as follows:

                  1. Each Tranche C Bank agrees that, subject to the terms and conditions set forth herein, in Annex I and in the Credit Agreement, it shall provide the Commitment under the Relevant Tranche C Term Loan Sub-Facility, as is indicated for such Tranche C Bank in Item 3 of Annex I. Each Tranche C Bank hereby agrees that after giving effect to this Tranche C Supplement, each Tranche C Bank's Tranche C Term Loan Commitment will be as set forth in Item 3 of Annex I hereto. As used herein, the term "Relevant Tranche C Term Loan
Sub-Facility" shall mean the Tranche C Term Loan Sub-Facility established pursuant to the Tranche C Supplement dated December 15, 1998.

                  2. Each Tranche C Bank (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Tranche C Supplement; (ii) agrees that it will, independently and without reliance upon any Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Syndication Agent to take such action as agents on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Syndication Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (v) in the case of a Tranche C Bank that is not already a Bank under the Credit Agreement and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, agrees to provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a
Section 4.04(b)(ii) Certificate) described in Section 4.04(b) of the Credit Agreement.

                  3. Following the execution of this Tranche C Supplement by the Borrower and the Tranche C Banks, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Supplement Effective Date, each Tranche C Bank shall be a party to the Credit Agreement and, to the extent provided in this Tranche C Supplement, have the rights and obligations of a Bank thereunder and under the other Credit Documents.

                  4. This Tranche C Supplement shall become effective as of the date (the "Supplement Effective Date") when (i) the Borrower, each Tranche C Bank and the Syndication Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office and
(ii) each condition precedent set forth in Item 9 of Annex I attached hereto shall have been satisfied.

                  5. THIS TRANCHE C SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  6. From and after the Supplement Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as supplemented hereby.

                  IN WITNESS WHEREOF, the parties hereto have caused this Tranche C Supplement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        EXTENDED STAY AMERICA, INC.

                                        By:  /s/  Robert A. Brannon
                                             ----------------------
                                             Name:  Robert A. Brannon
                                             Title: Senior Vice-President

Acknowledged and Agreed:                MORGAN STANLEY SENIOR FUNDING
                                        INC., Individually, as Syndication Agent
MORGAN STANLEY SENIOR                   and as Arranger
FUNDING, INC. as Syndication Agent
and as Arranger                         By:   /s/  Michael T. McLaughlin
                                              --------------------------
                                              Name:  Michael T. McLaughlin
By:  /s/  Michael T. McLaughlin               Title:    Principal


                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED, Individually and as
                                        Administrative Agent

                                        By:   /s/  Takuya Honjo
                                              -------------------------
                                              Name:  Takuya Honjo
                                              Title:    Senior Vice President

                                            KZH STERLING LLC



                                            By:   /s/  Virginia Conway
                                                  ---------------------
                                                  Name:  Virginia Conway
                                                  Title:    Authorized Agent


                                            FRANKLIN FLOATING RATE TRUST


                                            By:   /s/  Chauncey Lufkin
                                                  ---------------------
                                                  Name:  Chauncey Lufkin
                                                  Title:


                                            PILGRIM PRIME RATE TRUST


                                            By:   /s/  Jeffrey A. Bakalar
                                                  -----------------------
                                                  Name:  Jeffrey A. Bakalar
                                                  Title:  Vice President


                                            ARCHIMEDES FUNDING II, LTD.

                                            By:  ING CAPITAL ADVISORS, INC., as
                                                 Collateral Managers

                                            By:   /s/  Michael J. Campbell
                                                  ------------------------
                                                  Name:  Michael J. Campbell
                                                 Title:  Senior Vice President
                                                          & Portfolio Manager


                                            KZH ING-3 LLC


                                            By: /s/  Virginia Conway
                                                --------------------
                                                Name:  Virginia Conway
                                                Title:    Authorized Agent

                                                                          Page 5
                                             KZH ING-1 LLC



                                             By: /s/  Virginia Conway
                                                 --------------------
                                                 Name:  Virginia Conway
                                                 Title:    Authorized Agent

                                                                    ANNEX I
                                                                    Page 1

                         ANNEX FOR TRANCHE C SUPPLEMENT

                                     ANNEX I

1.       Name and Date of Credit Agreement:

         Credit Agreement, dated as of September 26, 1997 and amended and restated as of March 10, 1998, among Extended Stay America, Inc., the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent and as Arranger, and The Industrial Bank of Japan, Limited, as Administrative Agent, including any amendments, modifications, extensions, renewals, replacements, restatements or supplements thereto.

2.       Supplement Effective Date:

         December 15, 1998 (the "Supplement Effective Date")

3. Amounts (as of date of item #2 above):

                                       Commitment Under Relevant
        Bank                          Tranche C Term Loan Sub-Facility

        Archimedes Funding II, Ltd.                $  8,000,000
        KZH ING-3 LLC                              $  2,000,000
        KZH ING-1 LLC                              $  5,000,000
        The Industrial Bank of Japan, Ltd.         $ 11,000,000
        KZH Sterling, LLC                          $  5,000,000
        Franklin Floating Rate Trust               $ 10,000,000
        Pilgrim Prime Rate Trust                   $  5,000,000
        Morgan Stanley Senior Funding, Inc.        $ 54,000,000

        Total Commitment                           $100,000,000
                                                   ============

4. Maturity Date for Relevant Tranche C Term Loan Sub-Facility:

   December 31, 2004 (the "C Maturity Date")

5. Scheduled Amortizations:

                  In addition to any other mandatory repayments or commitment reductions pursuant to Section 4.02 of the Credit Agreement, the Borrower shall be required to repay on each date set forth below the principal amount of the Tranche C Term Loans, to the extent outstanding, set forth opposite such date (each such repayment as the same may be reduced as provided in Section 4.01 and 4.02(h) and (i), a "Tranche C Term Loan Scheduled Repayment"):

                                                                         ANNEX I
                                                                          Page 2

Tranche C Scheduled Repayment Date              Amount

Each December 31 commencing December 31, 2000   An amount equal to 1% of the
and ended December 31, 2003                     aggregate principal amount of
                                                Tranche C Term Loans outstanding
                                                on the last date of the Tranche
                                                C Drawing Period (as defined
                                                below)



Each March 21, 2004, June 30, 2004, September   An amount equal to 24% of the
30, 2004 and the C Maturity Date                aggregate principal amount of
                                                Tranche C Term Loans outstanding
                                                on the last day of the Tranche C
                                                Drawing Period







6.   Applicable C Margin:

          For Base Rate Loans:  2.50%;
          For Eurodollar Loans: 3.50%.

7. Commitment Commission: The Borrower agrees to pay to the Administrative Agent for distribution to each Tranche C Bank with a Tranche C Term Loan Commitment a commitment commission (the "Tranche C Term Loan Commitment Commission") for the period from the Supplement Effective Date to but not including the last day of the Tranche C Drawing Period computed at a rate per annum for each day equal to3/4of 1% on the Tranche C Term Loan Commitment of such Tranche C Bank on such day. Accrued Tranche C Term Loan Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the last day of the Tranche C Drawing Period or such earlier date upon which the Total Tranche C Term Loan Commitment is terminated.

8. Facility Fee; Other Fees: The Borrower shall pay to the Agents such other fees as have been separately agreed to in writing by the Borrower with the Agents with respect to the Tranche C Term Loan Commitment.

9. Additional Conditions Precedent to the Supplement Effective Date. Except as otherwise set forth below, the occurrence of the Supplement Effective Date is subject at the time of occurrence to the satisfaction of the following conditions:

                  9.01 Execution of Agreement; Notes. (i) On or prior to the Supplement Effective Date (i) this Agreement shall have been executed and delivered as provided in paragraph 4, (ii) an Acknowledgment and Agreement in the form of Annex II to this Supplement shall be executed and delivered to the Administrative Agent by each

                                                                         ANNEX I
                                                                          Page 3

         Subsidiary Guarantor and (iii) there shall have been delivered to the Administrative Agent for the account of each of the Tranche C Banks the appropriate Tranche C Term Note executed by the Borrower, in each case in the amount, maturity and as otherwise provided herein.

                  9.02 Fees, etc. On or prior to the Supplement Effective Date, the Borrower shall have paid to the Agents and the Banks all reasonable costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to the respective Agents and the Banks to the extent then due.

                  9.03 Opinion of Counsel. (a) On the Supplement Effective Date, the Administrative Agent shall have received from Bell, Boyd & Lloyd, counsel to the Borrower and the Subsidiary Guarantors, an opinion addressed to each of the Agents and each of the Banks and dated the Supplement Effective Date covering the matters set forth in Annex III to this Supplement and such other matters incident to the transactions contemplated herein as either Agent may reasonably request.

                  (b) To the extent that any condition precedent required to be satisfied under 9.03 (a) above is not satisfied on the Supplement Effective Date, the satisfaction of such shall be solely a condition precedent to the incurrence of the Tranche C Term Loans on the initial Borrowing date.

                  9.04 Corporate Documents; Proceedings; etc. (a) On the Supplement Effective Date, the Administrative Agent shall have received a certificate, dated the Supplement Effective Date, signed by the chairman of the board, the president, any vice president or the treasurer of the Borrower and each Subsidiary of the Borrower, if any, which is to become a Credit Party on the Supplement Effective Date, and attested to by the secretary or any assistant secretary of the respective such Person, in the form of Exhibit F to the Credit Agreement with appropriate insertions, together with copies of the certificate of incorporation and by-laws of the respective such Person, and the resolutions of the respective such Person referred to in such certificate, and the foregoing shall be reasonably acceptable to the Agents.

                  (b) On the Supplement Effective Date, the Administrative Agent shall have received certificates of all Credit Parties (other than the Credit Parties delivering certificates pursuant to preceding clause
         (a)) (x) certifying that there were no changes, or providing the text of any changes, to the certificate of incorporation and by-laws of such Credit Parties as delivered pursuant to Section 5.04 of the Credit Agreement, (y) to the effect that each such Credit Party is in good standing in its respective state of incorporation and in those states where each such Credit Party conducts business and (z) providing the resolutions adopted by each such Credit Party with respect to the actions contemplated in this Agreement (including, without limitation, with respect to the amendment and restatement of this Agreement, and the obligations of such Credit Party with respect to the increased extensions of credit pursuant hereto), and the foregoing shall be reasonably acceptable to the Agents in their reasonable discretion.

                                                                         ANNEX I
                                                                          Page 4

                  (c) On or prior to the Supplement Effective Date, all corporate, and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Agents and the Banks, and the Agents shall have received all information and copies of all documents and papers, including records of corporate and partnership proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which any Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, or governmental authorities.

                  (d) To the extent that any condition precedent required to be satisfied under 9.04 (a), (b), or (c) above is not satisfied on the Supplement Effective Date, the satisfaction of such shall be solely a condition precedent to the incurrence of the Tranche C Term Loans on the initial Borrowing date.

                  9.05 Adverse Change, etc. (a) On the Supplement Effective Date, nothing shall have occurred (and the Banks shall have become aware of no facts, conditions or other information not previously known) which any Agent or the Banks believe would reasonably be expected to have a material adverse effect (i) on the rights or remedies of the Agents or the Banks, or on the ability of any Credit Party to perform its respective obligations to the Agents and the Banks or (ii) on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  (b) On or prior to the Supplement Effective Date, all necessary governmental (domestic and foreign) and third party approvals and/or consents (if any) in connection with the making of the Tranche C Term Loans and the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the making of the Tranche C Term Loans and the transactions contemplated by the Credit Documents or otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the making of the Tranche C Term Loans or the transactions contemplated by the Credit Documents.

                  (c) On or prior to the Supplement Effective Date, (i) no Default or Event of Default exists and (ii) all representations and warranties contained in the Credit Agreement and other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Supplement Effective Date.

                  9.06  Litigation.   On  the  Supplement   Effective  Date,  no
         litigation by any entity (private or governmental) shall be pending or, to the best of the Borrower's knowledge,

                                                                         ANNEX I
                                                                          Page 5

         threatened with respect to the making of the Tranche C Term Loans or any Loans under the Credit Agreement or the Credit Documents or any documentation executed in connection therewith or the transactions contemplated thereby.

                  9.07 Conditions under Section 1.14. On the Supplement Effective Date, all conditions to the establishment of the Tranche C Term Loan Facility specified under Section 1.14 of the Credit Agreement shall have been satisfied.

10.      Additional  Conditions  Precedent to the  Incurrence  of Tranche C Term
         Loans: In addition to the conditions set forth in Section 6 of the Credit Agreement, the obligation of each Tranche C Bank to make Tranche C Term Loans is subject at the time of the making of such Tranche C Term Loans to the satisfaction of the following conditions:

                  (a) Tranche C Term Loans may be borrowed from time to time after the later of (x) January 1, 1999 and (y) the Supplement Effective Date until April 15, 1999 (such period being herein referred to as "Tranche C Drawing Period"), provided that the Tranche C Term Loans may not be borrowed on more than two dates; and

                  (b) The initial aggregate principal amount of the Tranche C Term Loans shall not exceed the Maximum Tranche C Permitted Amount.

11.      Notice and Information:

                  MORGAN STANLEY SENIOR FUNDING, INC.

                  1585 Broadway
                  New York, NY 10036
                  Attention:     Mike McLaughlin
                  Telephone:     212-761-2838
                  Telecopier:    212-761-0322


                  ARCHIMEDES FUNDING II, LTD.

                  333 South Grand Avenue
                  Suite 4250
                  Los Angeles, CA 90071
                  Attention:   Mike Campbell
                  Telephone:  213-346-3971
                  Telecopier:  213-346-3995

                                                                         ANNEX I
                                                                          Page 6

                  KZH ING-1 LLC

                  c/o The Chase Manhattan Bank
                  450 West 33rd Street - 15th Floor
                  New York, NY  10001
                  Attention:  Virginia Conway
                  Telephone:  212-946-7575
                  Telecopier:  212-946-7776


                  KZH ING-3 LLC

                  c/o The Chase Manhattan Bank
                  450 West 33rd Street - 15th Floor
                  New York, NY  10001
                  Attention:  Virginia Conway
                  Telephone:  212-946-7575
                  Telecopier:  212-946-7776


                  THE INDUSTRIAL BANK OF JAPAN, LTD.

                  1251 Avenue of the Americas
                  New York, NY 10020-1104
                  Attention:   Chris Droussiotis
                  Telephone:  212-282-3323
                  Telecopier:  212-282-4490


                  KZH STERLING LLC

                  c/o The Chase Manhattan Bank
                  450 West 33rd Street - 15th Floor
                  New York, NY  10001
                  Attention:  Virginia Conway
                  Telephone:  212-946-7575
                  Telecopier:  212-946-7776


                  FRANKLIN FLOATING RATE TRUST

                  777 Mariners Island Blvd.
                  San Mateo, CA 94404
                  Attention:   Chauncey Lufkin
                  Telephone:  650-525-7424
                  Telecopier:  650-312-3346

                                                                         ANNEX I
                                                                          Page 7

                  PILGRIM PRIME RATE TRUST

                  Two Renaisance Square
                  40 N. Central Ave., Suite 1200
                  Phoenix, AZ 85004-4424
                  Attention:   Jeff Bakalar
                  Telephone:  602-417-8259
                  Telecopier:  602-417-8327